EXHIBIT 10(a) (x)

THIS AMENDING AGREEMENT is made the tenth day of  December 2009

BETWEEN

(1)	HARSCO FINANCE B.V. (a company incorporated in The Netherlands) and HARSCO INVESTMENT LIMITED (registered number 03985379) (each a “Borrower” and together the “Borrowers”);

(2)	HARSCO CORPORATION (a corporation incorporated in the State of Delaware) (the “Guarantor”); and

(3)	THE ROYAL BANK OF SCOTLAND plc acting as agent for NATIONAL WESTMINSTER BANK Plc (the “Lender”)

WHEREAS

(A)
The Lender, the Borrowers and the Guarantor entered into a US$50,000,000 (subsequently reduced to US$30,000,000) credit facility dated 15 December 2000, as amended by side letters dated 19 December 2001, 6 March 2003, 19 December 2003, 17 December 2004, 12 December 2005, 8 December 2006, 31 January 2008, 8 December 2008 and 22 December 2008 (the “Facility Agreement”); and

(B)           The Lender, the Borrowers and the Guarantor have agreed to make certain amendments to the Facility Agreement.

NOW IT IS AGREED as follows:

AMENDMENTS

With effect from the Effective Date the following amendments shall be made to the Facility Agreement:

1.1	In the definition of “Final Maturity Date” in Clause 1.1 of the Facility Agreement sub clause (a) shall be deleted in its entirety and replaced with:

(a)
in relation to a Revolving Loan not converted into a Term Loan pursuant to Clause 7.2 (Term-Out), 10 December 2010 or, if extended in accordance with Clause 7.3 (Extension), the date provided for in Clause 7.3 (Extension); or

1.2	Clause 7.2(b)(i) of the Facility Agreement shall be deleted in its entirety and replaced with:

(i)	the date to which the Final Maturity Date for each Term Loan converted from a Revolving Loan is to be extended, which date shall be no later than 9 December 2011;

1.3	Clause 7.2(b)(iv) of the Facility Agreement shall be deleted in its entirety and replaced with:

(iv)	the Final Maturity Date for any further Term Loan requested, which date shall be no later than 9 December 2011.

1.4	Clause 12.1(a) of the Facility Agreement shall be deleted in its entirety and replaced with:

(a)	The Guarantor shall pay to the Lender a commitment fee in Dollars computed at the rate of 0.600 per cent. per annum on the Available Commitment from day to day during the Availability Period.

EFFECTIVE DATE

The Effective Date shall be the date the Lender confirms it has received, in form and substance satisfactory to it:

2.1
a copy, certified a true and up to date copy by the Secretary of Harsco Investment Limited of a resolution of its board of directors approving the execution and delivery of this Amending Agreement and the performance of the obligations hereunder and authorising a person or persons (specified by name) on behalf of it to sign and deliver this Amending Agreement and any other documents to be delivered by it pursuant hereto and to give all notices which may be required to be given on its behalf  hereunder;

2.2	a legal opinion of the General Counsel and Secretary of the Guarantor in a form acceptable to the Lender;

2.3	a legal opinion from the in house legal advisers to Harsco Finance B.V. in the Netherlands in a form acceptable to the Lender;

2.4	a copy of this Amending Agreement signed by the Borrowers and the Guarantor.

3.	FEES

The Guarantor must pay to the Lender a fee of US$67,500.

4.	REPRESENTATIONS AND WARRANTIES

The Repeating Representations and Warranties set out in Clause 19.20 of the Facility Agreement shall be deemed repeated by the Borrowers and the Guarantor on the date of this Amending Agreement with reference to the facts and circumstances then existing.

5.	MISCELLANEOUS

5.1	All capitalised terms not otherwise defined herein shall have the meaning ascribed to them in the Facility Agreement.

5.2	All other terms and conditions of the Facility Agreement remain the same.

5.3	This Amending Agreement shall be governed by and construed in accordance with the laws of England and the parties hereto submit to the jurisdiction of the English courts.

5.4	This Amending Agreement is a Finance Document.

SIGNED FOR AND ON BEHALF OF:

THE LENDER

By:	Ray Kinghorn
Address:	135 Bishopsgate, London EC2M 3UR
Attention:	Ray Kinghorn

HARSCO FINANCE B.V.

By:	M.H. Cubitt, Director
Address:	Wenckebachstraat 1 1951 JZ Velsen-Noord, Postbus 83 1970 AB Ijmudien Netherlands

Attention:

HARSCO INVESTMENT LIMITED

By:	M.H. Cubitt, Director
Address:	Harsco House Regent Park, 299 Kingston Road Leatherhead, Surrey KT22 7SG England

Attention:

HARSCO CORPORATION

By:	Richard M. Wagner, Vice President & Controller
Address:	350 Poplar Church Road Camp Hill, PA 17011

Attention: